MORGAN STANLEY DEAN WITTER TECHNOLOGY FUND               Two World Trade Center,
LETTER TO THE SHAREHOLDERS February 28, 2001            New York, New York 10048


DEAR SHAREHOLDER:

Morgan Stanley Dean Witter Technology Fund commenced operations on October 27, 2000. The Fund seeks long-term capital appreciation by investing in common stocks of companies of any asset size engaged in technology or technology-related industries. Morgan Stanley Dean Witter Investment Management Inc. serves as the Fund's sub-advisor.

MARKET OVERVIEW

The four-month period ended February 28, 2001, has been a challenging one for the equity markets as a whole and for the technology sector in particular. While all major indexes have registered sharp declines, the technology-heavy Nasdaq composite index lost nearly 35 percent in this short period. The reasons behind this reversal of fortune are most directly linked to the economic slowdown, which began in late November and continued through the first quarter of 2001. The effects of interest-rate increases imposed by the Federal Reserve Board earlier in 2000 contributed to a rapid slowdown in capital expenditures, which created inventory buildup and pressure on future sales, revenues, margins and earnings across the technology sector. The record spending levels for Y2K, which will not be repeated, also contributed to the slowdown. Liquidity has also been dramatically reduced, as the once-robust initial public offering
(IPO) market has dried up in the last four months, after unprecedented new issuance during the prior year. The venture capital community has turned off the spigot for all but the most viable businesses. Against this landscape there has been a lack of business visibility, as companies are unable to determine when demand will pick up, and downward revisions to expected results over the near term.

PERFORMANCE

From its inception (October 27, 2000) through February 28, 2001, the Fund's Class A, B, C and D shares posted total returns of -45.00 percent, -45.10 percent, -45.10 percent and -45.00 percent, respectively. For the

MORGAN STANLEY DEAN WITTER TECHNOLOGY FUND
LETTER TO THE SHAREHOLDERS February 28, 2001, continued


same period the Standard & Poor's 500 Index (S&P 500) returned -9.67 percent, while the Nasdaq returned -34.36 percent. The performance of the Fund's four share classes varies because of differing expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

According to Morgan Stanley Dean Witter Investment Management, the Fund's underperformance relative to the broad-based S&P 500 Index was primarily attributable to its focus on the technology sector, which underwent a sharp contraction during the period. While technology and telecommunications make up nearly 25 percent of the S&P 500, the Index's decline during the period was cushioned by the positive returns of such value-oriented areas of the market as finance, utilities and energy.

Stock selection detracted from performance versus the Nasdaq, while sector allocation and trading execution contributed positively. For example, the Fund was, on average, 5 percent overweighted in the biotechnology sector. This strategy benefited Fund performance, since the biotech sector did not decline as much as other technology sectors. The Fund has maintained an underweighting of the personal computer sector, based on the sub-advisor's assessment that there are no catalysts to prompt a new spending cycle for either business or consumers. This decision was beneficial in November and December, as such stocks as Dell, Microsoft and Intel suffered sharp declines. In January and February, however, these stocks performed relatively well, and the Fund's underweighting of the sector detracted from overall performance.

Cisco, the Fund's single largest holding, declined 53 percent as the company warned of slowing sales and earnings growth and announced layoffs. Related companies, such as Juniper, also declined, as networking companies have been negatively affected by the sharp downturn in capital spending. Storage had been a market segment with relatively good news until February, when EMC, the preeminent storage company, warned of lower margin, revenue and earnings growth. EMC fell more than 54 percent, while other storage names fell in tandem. Software names associated with storage and business-to-business Internet applications, which were believed to be insulated from economic weakness, were hurt by the poor demand outlook and a slowdown in orders. Handset companies, notably Nokia and Qualcomm, retreated on declining handset sales and on fears that the implementation of 2.5 and 3G (voice, video, data) wireless technology would be delayed further than originally anticipated.

PORTFOLIO STRATEGY

In managing the portfolio, Morgan Stanley Dean Witter Investment Management seeks to identify significant long-term technology paradigm shifts and to invest in those companies that the sub-advisor believes are well positioned to gain materially from these emerging trends. The portfolio management

MORGAN STANLEY DEAN WITTER TECHNOLOGY FUND
LETTER TO THE SHAREHOLDERS February 28, 2001, continued


team utilizes a comprehensive set of stock selection criteria and tends to favor companies that are believed to be leaders in their respective industries, with strong management teams, reasonable valuations relative to growth prospects and whose competitors face barriers to entry.

LOOKING AHEAD

Morgan Stanley Dean Witter Investment Management believes it is likely that market fundamentals in the technology sector will continue to deteriorate over the next several months and that not all the bad news is out for all stocks. While the sub-advisor does not believe we are in an economic recession, it is clear we are in a profits and earnings recession. Over the last several months, the portfolio management team has focused on the catalysts that it believes will create a favorable environment for technology stocks, including the effects of lower interest rates, tax cuts, lower oil prices and a declining dollar. Typically, the beneficial effects of the Federal Reserve Board's rate cuts begin to work their way through the economy within six months. In the interim, we are in a period in which there is little short-term business visibility in the United States and conditions in Europe and Asia are weakening. In addition, there is risk that the pessimism that dominates popular thinking may become a self-fulfilling prophecy, which could exacerbate or prolong the market downturn.

The sub-advisor is approaching the current investment environment with caution and optimism by maintaining its commitment to owning companies believed to have the prospects for becoming the future leaders in technology.

We appreciate your ongoing support of Morgan Stanley Dean Witter Technology Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin

CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS February 28, 2001 (unaudited)

 NUMBER OF
  SHARES                                                              VALUE
------------------------------------------------------------------------------
                   COMMON STOCKS (96.2%)
                   Biotechnology (12.2%)
  135,129          Amgen Inc.* ................................   $  9,737,734
  123,300          Applera Corp. - Celera Genomics
                     Group* ...................................      5,363,550
  274,149          Bruker Daltonics, Inc.* ....................      4,951,816
  219,000          Corixa Corp.* ..............................      3,394,500
  154,836          CuraGen Corp.* .............................      4,306,376
  167,430          Diversa Corp.* .............................      2,553,307
  567,000          Exelixis, Inc.* ............................      6,095,250
  502,300          Genaissance Pharmaceuticals, Inc.*                6,278,750
   94,100          Genentech, Inc.* ...........................      4,940,250
  267,800          Gilead Sciences, Inc.* .....................     10,009,025
  101,100          IDEC Pharmaceuticals Corp.* ................      5,699,512
  280,200          Immunex Corp.* .............................      9,124,012
  137,449          Invitrogen Corp.* ..........................     11,064,644
  105,600          MedImmune, Inc.* ...........................      4,613,400
  182,900          NPS Pharmaceuticals, Inc.* .................      5,898,525
  202,200          Third Wave Technologies* ...................      1,933,537
  200,100          Tularik Inc.* ..............................      5,215,106
                                                                  ------------
                                                                   101,179,294
                                                                  ------------
                   Broadcasting (0.8%)
  172,545          Hispanic Broadcasting Corp.* ...............      3,882,262
   52,650          Sirus Satellite Radio Inc.* ................      1,237,275
   95,900          XM Satellite Radio Holdings Inc.
                     (Class A)* ...............................        982,975
                                                                  ------------
                                                                     6,102,512
                                                                  ------------
                   Cable/SatelliteTV (2.2%)
  191,526          Comcast Corp. (Class A Special)* ...........      8,295,470
  292,396          General Motors Corp. (Class H)* ............      6,628,617
  127,600          Pegasus Communications Corp.* ..............      3,564,825
                                                                  ------------
                                                                    18,488,912
                                                                  ------------
                   Computer Communications (11.1%)
  102,000          Brocade Communications Systems,
                     Inc.* ....................................      3,958,875
  221,941          CacheFlow Inc.* ............................      1,532,780
1,710,900          Cisco Systems, Inc.* .......................     40,526,944
  133,600          Consine Communications, Inc.* ..............      1,210,750
  459,800          Efficient Networks, Inc.* ..................     10,632,875
  217,780          Emulex Corp.* ..............................      6,710,346
  296,049          Finisar Corp.* .............................      3,497,079
  184,426          Foundry Networks, Inc.* ....................      2,120,899
  119,700          Juniper Networks, Inc.* ....................      7,728,131
  391,600          Proxim, Inc.* ..............................      7,146,700
  224,100          Redback Networks Inc.* .....................      6,915,586
                                                                  ------------
                                                                    91,980,965
                                                                  ------------

 NUMBER OF
  SHARES                                                              VALUE
------------------------------------------------------------------------------
                   Computer Peripherals (2.7%)
  187,045          EMC Corp.* .................................   $  7,436,909
  156,585          McDATA Corporation (Class A)* ..............      2,798,949
  100,600          Network Appliance, Inc.* ...................      2,992,850
  220,800          QLogic Corp.* ..............................      8,252,400
  105,600          Storage Technology Corp.* ..................      1,082,400
                                                                  ------------
                                                                    22,563,508
                                                                  ------------
                   Computer Processing Hardware (0.8%)
  184,900          Apple Computer, Inc.* ......................      3,374,425
  182,400          Palm, Inc.* ................................      3,169,200
                                                                  ------------
                                                                     6,543,625
                                                                  ------------
                   Electronic Components (2.3%)
  194,677          Bookham Technology PLC (ADR)*
                     (United Kingdom) .........................      1,533,081
  312,043          Jabil Circuit, Inc.* .......................      7,014,727
  329,600          Kopin Corp.* ...............................      2,327,800
  285,200          Sanmina Corp.* .............................      8,502,525
                                                                  ------------
                                                                    19,378,133
                                                                  ------------
                   Electronic Equipment/Instruments (2.5%)
  237,279          Gemstar-TV Guide International,
                     Inc.* ....................................     10,736,875
  110,600          JDS Uniphase Corp.* ........................      2,958,550
   57,700          Newport Corp. ..............................      2,820,087
   58,100          PerkinElmer, Inc. ..........................      4,254,082
                                                                  ------------
                                                                    20,769,594
                                                                  ------------
                   Electronic Production Equipment (1.3%)
  117,396          Celestica Inc.* ............................      5,752,404
  136,200          Veeco Instruments Inc.* ....................      5,133,037
                                                                  ------------
                                                                    10,885,441
                                                                  ------------
                   Engineering & Construction (1.9%)
1,121,200          Spectrasite Holdings, Inc. * ...............     15,346,425
                                                                  ------------
                   Industrial Conglomerates (1.6%)
  241,500          Tyco International Ltd. (Bermuda) ..........     13,197,975
                                                                  ------------
                   Information Technology Services (2.9%)
  223,900          Citrix Systems, Inc.* ......................      5,821,400
  238,474          Documentum, Inc.* ..........................      5,097,382
  219,800          PeopleSoft, Inc.* ..........................      7,088,550
  427,200          StorageNetworks, Inc.* .....................      6,301,200
                                                                  ------------
                                                                    24,308,532
                                                                  ------------
                   Internet Software/Services (8.0%)
   84,390          Ariba, Inc.* ...............................      1,392,435
  309,038          Art Technology Group, Inc.* ................      7,513,486
  357,837          BEA Systems, Inc.* .........................     13,731,995
  101,775          Check Point Software Technologies
                   Ltd.* (Israel) .............................      6,526,322

                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS February 28, 2001 (unaudited) continued

 NUMBER OF
  SHARES                                                          VALUE
-------------------------------------------------------------------------
  448,299          Exodus Communications, Inc.* ...........   $ 6,556,373
  100,200          Interwoven, Inc.* ......................     1,659,562
   50,650          Netegrity, Inc.* .......................     2,247,594
   68,300          Openwave Systems Inc.* .................     2,516,428
  803,500          Portal Software, Inc.* .................     5,750,047
  100,700          Quest Software, Inc.* ..................     2,605,612
   73,800          Siebel Systems, Inc.* ..................     2,822,850
  112,800          VeriSign, Inc.* ........................     5,379,150
  369,400          Vignette Corp.* ........................     2,274,119
1,151,000          Vitria Technology, Inc.* ...............     5,395,313
                                                              -----------
                                                               66,371,286
                                                              -----------
                   Major Telecommunications (0.3%)
  130,900          WorldCom, Inc.* ........................     2,176,213
                                                              -----------
                   Medical Specialties (1.9%)
  127,400          Applera Corp. - Applied Biosystems
                     Group ................................     8,803,340
  133,600          Medtronic, Inc. ........................     6,837,648
                                                              -----------
                                                               15,640,988
                                                              -----------
                   Miscellaneous Commercial Services (1.5%)
  184,236          Corporate Executive Board Co.* .........     6,586,437
  530,700          PurchasePro.com, Inc.* .................     6,003,544
                                                              -----------
                                                               12,589,981
                                                              -----------
                   Other Consumer Services (0.6%)
  127,937          Apollo Group, Inc. (Class A)* ..........     4,493,787
                                                              -----------
                   Packaged Software (15.1%)
  152,330          Adobe Systems Inc. .....................     4,427,091
   95,700          E.piphany, Inc.* .......................     1,608,956
  332,180          i2 Technologies, Inc.* .................     8,927,338
  332,949          Intuit Inc.* ...........................    13,692,528
  252,000          Mercury Interactive Corp.* .............    15,860,250
  226,000          Micromuse Inc.* ........................     9,280,125
  591,800          Microsoft Corp.* .......................    34,916,200
  353,800          Oracle Corp.* ..........................     6,722,200
  264,000          Rational Software Corp.* ...............     9,223,500
   64,100          Speechworks International Inc.* ........     1,053,644
  176,000          TIBCO Software Inc.* ...................     2,376,000
  268,668          Veritas Software Corp.* ................    17,446,628
                                                              -----------
                                                              125,534,460
                                                              -----------
                   Pharmaceuticals: Other (0.4%)
  410,600          Harvard Bioscience, Inc.* ..............     3,541,425
                                                              -----------
                   Semiconductors (4.2%)
  173,736          Applied Micro Circuits Corp.* ..........     4,647,438
  116,150          Broadcom Corp. (Class A)* ..............     5,720,388
  459,200          Conexant Systems, Inc.* ................     5,625,200
  118,586          hi/fn, Inc.* ...........................     1,741,732

 NUMBER OF
  SHARES                                                          VALUE
-------------------------------------------------------------------------
  175,000          Micrel, Inc.* ..........................   $ 4,921,875
  396,000          TranSwitch Corp.* ......................     7,944,750
  247,100          TriQuint Semiconductor, Inc.* ..........     4,494,131
                                                              -----------
                                                               35,095,514
                                                              -----------
                   Services to the Health Industry (0.8%)
  251,000          Specialty Laboratories, Inc.* ..........     6,889,950
                                                              -----------
                   Specialty Telecommunications (5.7%)
  708,134          American Tower Corp. (Class A)* ........    20,493,398
  771,800          FLAG Telecom Holdings Ltd.*
                     (Bermuda) ............................     7,042,675
  197,300          Qwest Communications
                   International Inc.* ....................     7,294,181
  121,300          Time Warner Telecom Inc.
                     (Class  A)* ..........................     7,846,594
  232,550          TyCom, Ltd.* (Bermuda) .................     4,592,863
                                                              -----------
                                                               47,269,711
                                                              -----------
                   Telecommunication Equipment (10.3%)
  171,300          CIENA Corp.* ...........................    11,509,219
  190,438          DDi Corp.* .............................     4,058,710
  197,300          Ditech Communications Corp.* ...........     1,769,534
  549,700          Ericsson (LM) Telefonaktiebolaqet
                     (ADR) (Class B)* (Sweden) ............     4,552,203
  396,000          Nokia Corp. (ADR) (Finland) ............     8,712,000
  225,100          Nortel Networks Corp. (Canada) .........     4,162,099
  443,900          ONI Systems Corp.* .....................    14,926,138
  240,100          Optical Communication Products,
                     Inc.* ................................     2,521,050
  210,400          QUALCOMM Inc.* .........................    11,532,550
   94,600          Research in Motion Ltd.* (Canada) ......     3,659,838
  410,200          RF Micro Devices, Inc.* ................     4,563,475
  204,100          Scientific-Atlanta, Inc. ...............     9,572,290
  153,700          Sonus Networks, Inc.* ..................     4,293,994
                                                              -----------
                                                               85,833,100
                                                              -----------
                   Telecommunications (0.7%)
  149,191          Alcatel SA (ADR)* (France) .............     5,776,676
                                                              -----------
                   Wireless Communications (4.4%)
  505,841          AT&T Wireless Group* ...................    10,627,719
  477,200          Crown Castle International Corp.* ......    11,989,650
  428,100          SBA Communications Corp.* ..............    14,127,300
                                                              -----------
                                                               36,744,669
                                                              -----------
                   TOTAL COMMON STOCKS
                   (Cost $1,288,987,908)...................   798,702,676
                                                              -----------

                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS February 28, 2001 (unaudited) continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                 VALUE
-----------------------------------------------------------------------------

              SHORT-TERM INVESTMENT (3.7%)
              REPURCHASE AGREEMENT
$ 30,726      Joint repurchase agreement account 5.46%
              due 03/01/01 (dated 02/28/01; proceeds
              $30,730,661) (a) (Cost $30,726,000)........        $ 30,726,000
                                                                 ------------
TOTAL INVESTMENTS
(Cost $1,319,713,908) (b).............................  99.9%     829,428,676
OTHER ASSETS IN EXCESS OF
LIABILITIES ..........................................   0.1        1,227,201
                                                       -----     ------------
NET ASSETS ........................................... 100.0%    $830,655,877
                                                       =====     ============

--------------------------------
ADR    American Depository Receipt.
*      Non-income producing security.
(a)    Collateralized by Federal Agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $7,196,750 and the aggregate gross unrealized depreciation is $497,481,982, resulting in net unrealized depreciation of $490,285,232.

                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TECHNOLOGY FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001 (unaudited)

ASSETS:
Investments in securities, at value
  (cost $1,319,713,908)...........................................   $  829,428,676
Cash .............................................................            3,193
Receivable for:
   Investments sold ..............................................        6,505,028
   Shares of beneficial interest sold ............................        3,244,107
   Dividends .....................................................            7,456
Deferred offering costs ..........................................          109,735
Prepaid expenses and other assets ................................          400,924
                                                                     --------------
   TOTAL ASSETS ..................................................      839,699,119
                                                                     --------------
LIABILITIES:
Payable for:
   Investments purchased .........................................        5,192,797
   Shares of beneficial interest repurchased .....................        2,145,331
   Investment management fee .....................................          778,933
   Plan of distribution fee ......................................          685,429
Accrued expenses and other payables ..............................          240,752
                                                                     --------------
   TOTAL LIABILITIES .............................................        9,043,242
                                                                     --------------
   NET ASSETS ....................................................   $  830,655,877
                                                                     ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..................................................   $1,473,796,571
Net unrealized depreciation ......................................     (490,285,232)
Net investment loss ..............................................       (5,550,148)
Net realized loss ................................................     (147,305,314)
                                                                     --------------
   NET ASSETS ....................................................   $  830,655,877
                                                                     ==============
CLASS A SHARES:
Net Assets .......................................................      $70,503,289
Shares Outstanding (unlimited authorized, $.01 par value).........       12,810,387
   NET ASSET VALUE PER SHARE .....................................            $5.50
                                                                              =====
   MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 5.54% of net asset value) ................            $5.80
                                                                              =====
CLASS B SHARES:
Net Assets .......................................................     $605,318,136
Shares Outstanding (unlimited authorized, $.01 par value).........      110,323,026
   NET ASSET VALUE PER SHARE .....................................            $5.49
                                                                              =====
CLASS C SHARES:
Net Assets .......................................................     $109,558,732
Shares Outstanding (unlimited authorized, $.01 par value).........       19,967,679
   NET ASSET VALUE PER SHARE .....................................            $5.49
                                                                              =====
CLASS D SHARES:
Net Assets .......................................................      $45,275,720
Shares Outstanding (unlimited authorized, $.01 par value).........        8,227,181
   NET ASSET VALUE PER SHARE .....................................            $5.50
                                                                              =====

                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TECHNOLOGY FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the period October 27, 2000* through February 28, 2001 (unaudited)

NET INVESTMENT LOSS:
INCOME
Interest ..........................................   $   2,293,116
Dividends .........................................          67,530
                                                      -------------
   TOTAL INCOME ...................................       2,360,646
                                                      -------------
EXPENSES
Investment management fee .........................       3,850,896
Plan of distribution fee (Class A shares) .........          83,802
Plan of distribution fee (Class B shares) .........       2,745,292
Plan of distribution fee (Class C shares) .........         524,360
Transfer agent fees and expenses ..................         381,031
Registration fees .................................         202,059
Offering costs ....................................          52,754
Custodian fees ....................................          22,720
Professional fees .................................          21,470
Shareholder reports and notices ...................          18,210
Trustees' fees and expenses .......................           5,520
Other .............................................           2,680
                                                      -------------
   TOTAL EXPENSES .................................       7,910,794
                                                      -------------
   NET INVESTMENT LOSS ............................      (5,550,148)
                                                      -------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .................................    (147,305,314)
Net unrealized depreciation .......................    (490,285,232)
                                                      -------------
   NET LOSS .......................................    (637,590,546)
                                                      -------------
NET DECREASE ......................................   $(643,140,694)
                                                      =============

--------------
*   Commencement of operations.

                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TECHNOLOGY FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE PERIOD
                                                                          OCTOBER 27, 2000*
                                                                               THROUGH
                                                                          FEBRUARY 28, 2001
-------------------------------------------------------------------------------------------
                                                                             (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss .....................................................   $  (5,550,148)
Net realized loss .......................................................    (147,305,314)
Net unrealized depreciation .............................................    (490,285,232)
                                                                            -------------
   NET DECREASE .........................................................    (643,140,694)
                                                                            -------------
Net increase from transactions in shares of beneficial interest .........   1,473,696,571
                                                                            -------------
   NET INCREASE .........................................................     830,555,877
NET ASSETS:
Beginning of period .....................................................         100,000
                                                                            -------------
   END OF PERIOD
   (Including a net investment loss of $5,550,148).......................   $ 830,655,877
                                                                            =============

--------------
*  Commencement of operations.

                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Technology Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of companies of any asset size engaged in technology and technology-related industries. The Fund was organized as a Massachusetts business trust on June 14, 2000 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on October 27, 2000.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager, and/or Morgan Stanley Dean Witter Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon

MORGAN STANLEY DEAN WITTER TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001 (unaudited) continued


current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or Federal Agency obligations.

D. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

G. OFFERING COSTS - The Investment Manager incurred offering costs on behalf of the Fund in the amount of approximately $162,490 which will be reimbursed by the Fund for the full amount thereof. Such expenses were deferred and are being amortized by the Fund on the straight-line method over the period of benefit of approximately one year or less from the commencement of operations.

MORGAN STANLEY DEAN WITTER TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001 (unaudited) continued


2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $53,429,183 at February 28, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended February 28, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.19% and 1.0%, respectively.

MORGAN STANLEY DEAN WITTER TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001 (unaudited) continued


The Distributor has informed the Fund that for the period ended February 28, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $38,038, $715,232 and $70,227, respectively and received $378,445 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended February 28, 2001 aggregated $1,794,172,071, and $356,234,992, respectively.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                           FOR THE PERIOD
                                         OCTOBER 27, 2000*
                                              THROUGH
                                         FEBRUARY 28, 2001
                                 ----------------------------------
                                            (unaudited)
                                      SHARES            AMOUNT
                                 ---------------- -----------------
CLASS A SHARES
Sold ...........................     24,004,084    $  233,406,738
Redeemed .......................    (11,196,197)     (101,007,607)
                                    -----------    --------------
Net increase - Class A .........     12,807,887       132,399,131
                                    -----------    --------------
CLASS B SHARES
Sold ...........................    117,842,938     1,120,723,660
Redeemed .......................     (7,522,412)      (55,046,119)
                                    -----------    --------------
Net increase - Class B .........    110,320,526     1,065,677,541
                                    -----------    --------------
CLASS C SHARES
Sold ...........................     21,937,073       211,687,141
Redeemed .......................     (1,971,894)      (15,394,496)
                                    -----------    --------------
Net increase - Class C .........     19,965,179       196,292,645
                                    -----------    --------------
CLASS D SHARES
Sold ...........................      9,668,641        89,817,559
Redeemed .......................     (1,443,960)      (10,490,305)
                                    -----------    --------------
Net increase - Class D .........      8,224,681        79,327,254
                                    -----------    --------------
Net increase in Fund ...........    151,318,273    $1,473,696,571
                                    ===========    ==============

--------------
*  Commencement of operations.

MORGAN STANLEY DEAN WITTER TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS (unaudited)


Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

                                                                 FOR THE PERIOD OCTOBER 27, 2000*
                                                                    THROUGH FEBRUARY 28, 2001**
                                                      -------------------------------------------------------
                                                      CLASS A         CLASS B         CLASS C         CLASS D
                                                      SHARES          SHARES          SHARES          SHARES
                                                      -------         -------         -------         -------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............     $ 10.00         $ 10.00         $ 10.00         $ 10.00
                                                      -------         -------         -------         -------
Loss from investment operations:
 Net investment loss ............................       (0.02)          (0.04)          (0.04)          (0.02)
 Net realized and unrealized loss ...............       (4.48)          (4.47)          (4.47)          (4.48)
                                                      -------         -------         -------         -------
Total loss from investment operations ...........       (4.50)          (4.51)          (4.51)          (4.50)
                                                      -------         -------         -------         -------
Net asset value, end of period ..................     $  5.50         $  5.49         $  5.49         $  5.50
                                                      =======         =======         =======         =======
TOTAL RETURN+(1) ................................      (45.00)%        (45.10)%        (45.10)%        (45.00)%

RATIOS TO AVERAGE NET ASSETS (2)(3):
Expenses ........................................        1.37 %          2.18 %          2.18 %          1.18 %
Net investment loss .............................       (0.76)%         (1.57)%         (1.57)%         (0.57)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........     $70,503        $605,318        $109,559         $45,276
Portfolio turnover rate (1) .....................          28 %            28 %            28 %            28 %

-------------
*    Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

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

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


SUB-ADVISOR

Morgan Stanley Dean Witter
Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020


The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.


MORGAN STANLEY
DEAN WITTER
TECHNOLOGY FUND


[Graphic omitted]


SEMIANNUAL REPORT
FEBRUARY 28, 2001